UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2018

Commission file number:   000-53662

IRONCLAD ENCRYPTION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	81-0409475
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Riverway, 777 South Post Oak Lane, Suite 1700, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(888) 362-7972

(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company

[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 8, 2018, the Board of Directors of IronClad Encryption Corporation (the “Company”) amended and restated the Company’s bylaws to adopt a change in the Company’s fiscal year end from a calendar year ending on December 31 to a year ending on March 31 effective immediately as of the date of the board resolution.

Article 10 of the Company’s Amended and Restated Bylaws was amended and restated in its entirety as follows:

The accounting year of the corporation shall be March 31, unless a different accounting year is selected by resolution of the Board.

With this fiscal year end change, the Company will report one-time, transitional financial information for the period January through March 2018 on Form 10-KT within ninety (90) days of its new March 31 year end.

A copy of the Amended and Restated Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits.

(d)    Exhibits

3.1

Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

IRONCLAD ENCRYPTION CORPORATION

Date:  May 10, 2018

/s/ Len Walker

By: ______________________

Len Walker,

Vice President and Secretary